UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2024

Simpson Manufacturing Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13429	94-3196943
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588

 (Address of principal executive offices)

(Registrant’s telephone number, including area code): (925) 560-9000

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	SSD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Retirement of Executive Vice President, North America Sales

On May 6, 2024, Simpson Manufacturing Co, Inc. (the “Company”) issued a press release announcing that on May 1, 2024, Roger Dankel notified the Company that he will retire from the Company on June 30, 2025. Mr. Dankel will step down from his position as Executive Vice President, North America Sales, effective December 31, 2024, but will remain employed as an Executive Advisor of the Company until June 30, 2025.

In connection with his transition to the role as an Executive Advisor, Mr. Dankel will continue to receive a base salary at an annual rate of $484,100, will continue to participate in the Company’s health and welfare arrangements, and will continue to vest in his outstanding equity awards. In connection with his retirement on June 30, 2025, Mr. Dankel will receive retirement treatment under the existing terms and conditions of his then outstanding equity awards. After December 31, 2024, Mr. Dankel will no longer serve as an executive officer of the Company or be an “officer” as defined under Rule 16a-1(f) under the Securities Exchange Act of 1934.

A copy of the press release is attached as Exhibit 99.1 and incorporated by reference into this Current Report on Form 8-K.

Adoption of Severance Plan

On May 1, 2024, the Board of Directors of the Company adopted and approved the Simpson Manufacturing Co., Inc. Severance Plan (the “Severance Plan”), effective May 1, 2024, for employees of the Company at the level of vice president or above, including the Company’s executive officers.

The Severance Plan provides for the payment of severance and other benefits on a discretionary basis to eligible employees in the event of an involuntary termination of employment with the Company other than for Cause or other disqualifying circumstances, or upon resignation for Good Reason, as defined in the Severance Plan. In the event of a qualifying termination and subject to the employee’s execution of a general release of liability against the Company and other requirements as specified in the Severance Plan, the Company may award the following discretionary Severance Plan payments and benefits to the eligible executive officers:

◦payment of base salary multiplied by two in the case of the Chief Executive Officer, base salary multiplied by one in the case of executive officers, other than the Chief Executive Officer, base salary multiplied by three-fourths in the case of each eligible senior vice president or vice president with 5 or more years of service, or base salary multiplied by one-half in the case of each eligible senior vice president or vice president with less than five years of service; and

◦payment of COBRA premiums, for up to 18 months in the case of the Chief Executive Officer, or for up to 12 months in the case of each executive officer other than the Chief Executive Officer and each eligible senior vice president or vice president.

In addition, in the event of a qualifying termination during the Change in Control Protection Period, as defined in the Severance Plan, and subject to the applicable participant’s execution of a general release of liability against the Company and other requirements as specified in the Severance Plan, the Severance Plan provides that the Company may award the following discretionary payments and benefits to the eligible executive officers:

◦payment of base salary multiplied by two and a half in the case of the Chief Executive Officer, or base salary multiplied by two in the case of executive officers other than the Chief Executive Officer; and

◦payment of COBRA premiums, for up to 24 months in the case of the Chief Executive Officer and executive officers other than the Chief Executive Officer.

The above description is a summary of the terms of the Severance Plan and is subject to and qualified in its entirety by the full text of the Severance Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment to Articles of Incorporation

As described under Item 5.07 of this Current Report on Form 8-K, at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Simpson Manufacturing Co., Inc. (the “Company”) held on May 1, 2024, the stockholders of the Company approved a proposed amendment (the “Officer Exculpation Amendment”) to the Company’s Certificate of Incorporation. On May 2, 2024, the Company filed the Officer Exculpation Amendment with the Secretary of State of the State of Delaware. The Officer Exculpation Amendment amends the Company’s Certificate of Incorporation to provide that no officer of the Company shall be liable to the Company or it stockholders for monetary damages for breach of fiduciary duty as an officer, except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporate Law.

The Officer Exculpation Amendment is described in detail under “Item 3: Approval of an Amendment to the Company’s Certificate of Incorporation to Adopt Provisions Limiting the Liability of Certain Officers as Permitted by Delaware Law” commencing on page 68 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2024 (the “Proxy Statement”) in connection with the Annual Meeting. The foregoing description of the Officer Exculpation Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 1, 2024, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the four proposals set forth below. A more detailed description of each proposal is set forth in the Proxy Statement.

Proposal 1:	To elect eight directors, each to hold office until the Company's 2025 annual meeting of stockholders or until their successors are duly qualified and elected.

Proposal 2:	To approve, on an advisory basis, the compensation of the Company’s named executive officers.

Proposal 3:	To approve an amendment to the Company’s Certificate of Incorporation to adopt provisions limiting the liability of certain officers as permitted by Delaware law.

Proposal 4:	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year.

At the close of business on March 4, 2024, the record date for the Annual Meeting, there were 42,441,160 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting (“Common Stock”). As the holders of 38,744,041 shares of Common Stock, having a majority of the votes that could be cast by the holders of all outstanding shares of Common Stock, were represented in person or by proxy at the Annual Meeting, a quorum was present.

Each of the foregoing proposals was adopted and approved by the stockholders at the Annual Meeting. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each of Proposals 1- 4 presented at the Annual Meeting, including a separate tabulation with respect to each director nominee for office are set forth below:

Proposal 1: Election of Directors.

				Broker
	For	Against	Abstain	Non-Votes
James S. Andrasick	36,199,218	872,021	40,743	1,632,059
Chau Banks	36,977,743	105,833	28,406	1,632,059
Felica Coney	37,027,659	55,927	28,396	1,632,059
Gary M. Cusumano	36,011,078	1,053,895	47,009	1,632,059
Philip E. Donaldson	36,906,451	177,752	27,779	1,632,059
Celeste Volz Ford	36,686,641	386,592	38,749	1,632,059

Kenneth D. Knight	36,888,855	196,243	26,884	1,632,059
Michael Olosky	36,630,264	442,920	38,798	1,632,059

As a result, the eight individuals were elected by the stockholders as directors of the Company, each to hold office until the Company's 2025 annual meeting of stockholders or until his or her successor has been duly qualified and elected.

Proposal 2: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
36,910,868	152,290	48,824	1,632,059

As a result, the compensation paid to the Company's named executive officers as disclosed in the Proxy Statement was approved by the stockholders.

Proposal 3: Approval of an amendment to the Company’s Certificate of Incorporation to adopt provisions limiting the liability of certain officers as permitted by Delaware law.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
33,916,622	3,165,168	30,192	1,632,059

As a result, an amendment to the Company’s Certificate of Incorporation to adopt provisions limiting the liability of certain officers as permitted by Delaware law was approved by the stockholders.

Proposal 4: Ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2024.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
38,511,501	208,553	23,987	0

As a result, the selection of Grant Thornton LLP by the Company's board of directors as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified by the stockholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Simpson Manufacturing Co., Inc.
10.1	Simpson Manufacturing Co., Inc. Severance Plan
99.1	Press Release, dated May 6, 2024, issued by Simpson Manufacturing Co., Inc.
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE:	May 6, 2024	By	/s/ Brian J. Magstadt
Brian J. Magstadt
Chief Financial Officer

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